Associated Banc-Corp Investor Presentation Credit Suisse 2013 Financial Services Forum February 13, 2013 Exhibit 99.1

Forward-Looking Statements
Important note regarding forward-looking statements:
1
Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance.  Such forward-looking statements may be identified by the use of words such as
“believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions.  Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements.  Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the company’s most recent Form 10-K and subsequent SEC filings.  Such factors are incorporated herein by reference.

Leading Midwest Banking Franchise
1 FDIC market share data 6/30/12; Experian State of Credit Survey 2012;
3 Source: U.S. BLS, State: Dec. 2012, US: Dec. 2012;  4 Source: FRB Chicago
Midwest Manufacturing Index, Dec. 2012; 5 As of December 31, 2012
Operating in Attractive Midwest Markets
La Crosse
Green Bay
Peoria
Chicago
Madison
Rockford
Neenah
St. Louis
Milwaukee
Wausau
Appleton
Minneapolis
Indianapolis
Cincinnati
Detroit
•
5 of the top 10 cities in the U.S with highest credit score in footprint
•
WI & MN continue to show above average employment levels
•
Midwest Manufacturing output is up 6.2% YoY (vs. 2.7% nationally)
•
Top 50, publicly traded, U.S. bank holding company
•
$24 billion in assets; largest bank headquartered in Wisconsin
•
238 branches serving approximately one million customers
•
150-year history in Wisconsin
About Associated
WI MN IL U.S.
Unemployment Rate 6.6% 5.5% 8.7% 7.8%
ASBC Deposits
5
($ in billions)
$11.7 $1.6 $3.6 $16.9
>$1bn deposits
>$500m deposits
>$200m deposits
Commercial offices
Top 10 credit score
2
4
2
3
3
1
1

2

2011 – A Year of
Transition
Executing on Strategic Plan
• Repaid TARP
• OCC MOU terminated
• Began executing on
our strategic initiatives
for growth
• FY 2012 earnings up
51%
• Loan balances up 10%
YoY
• Defended the margin
• Credit quality continued
to improve
• Increased dividend
twice; $.01 - $.05 - $.08
• $60 million of shares
repurchased
• 7% increase in
TBV/share
2012 – Execution of
Growth Initiatives
2013 – Growing the
Franchise &
Creating Long-Term
Shareholder Value
• Continued focus on
organic growth
opportunities
• Defending NIM
compression in low-
rate environment
• Strong focus on
efficiency & expense
management
• Disciplined focus on
deploying capital to
drive long-term
shareholder value
– Loans +11% YoY
– Improving retail
footprint
– Investing in
Commercial Deposit
& Treasury
Management
Solutions

•
Defended the margin despite interest rate headwinds
– Full year NIM of 3.30%
– Deposit rates & interest-bearing liability costs managed lower throughout the year
2012 Full Year Recap
4
•
Credit quality continued to improve at a steady pace
– Nonaccruals down 29% YoY
•
Total loans up $1.4 billion, or 10% YoY to $15.4 billion
Execution of Growth Initiatives & Delivering Shareholder Value
•
Redeemed all outstanding Trust Preferred Securities
•
Increased the dividend twice during 2012 ($0.01 to $0.05 to $0.08)
•
Repurchased $60 million of stock during 2012; $30 million (2Q12) & $30 million (4Q12)
•
FY 2012 earnings of $174 million or $1.00/share
– Compared to $115 million in FY 2011 or $0.66/share
•
FY 2012 ROT1CE of 9.5% compared to 6.7% for FY 2011
Net Income
&
ROT1CE
Loan Growth
Credit
Capital
Net Interest Margin

Loan Portfolio Growth and Composition
Total Loans of $15.4 billion at December 31, 2012
4Q 2012 Net Loan Growth of $445 million Total Loans ($ in billions)
+3% QoQ
Peak Loans (4Q 2008) $16.3 billion
Loan Mix – 4Q 2012
($ balances in millions)
Home Equity & Installment
Commercial Real Estate
Residential Mortgage
Power & Utilities
Oil & Gas
Mortgage Warehouse
General Commercial Loans
$14.0
$14.3
$14.7
$15.0
$15.4
$12.0
$13.0
$14.0
$15.0
$16.0
4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012
$50
$77
$164
$172
$174
CRE Investor
19%
Construction
4%
Commercial
& Business
Lending
38%
Res Mtg
22%
Home Equity
14%
Installment
3%
($153)
($39)

$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$5.8
4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012

Professional, Scientific, and Technical Services 5%
Rental and Leasing Services 3%
Transportation and Warehousing 2%
Power & Utilities 6%
Health Care and Social Assistance 5%
Manufacturing 20%
Oil & Gas 5%
Other 18%
Retail Trade 6%
Real Estate 8%
Wholesale Trade 10%
Finance & Insurance 12%

North Carolina 4%
Other 11%
Texas 4%
New York 4%
Wisconsin 38%
In-Footprint[1] 5%
Minnesota 14%
Illinois 20%

Associated

Rebuilding Commercial & Business Lending
($ in billions)
Commercial & Business Lending Loans
6
• Restored C&I lending efforts over the past two years
• Competitive disruptions in our markets continue to
provide opportunity for growth into 2013
• Manufacturing sector remains the cornerstone of our
C&I lending efforts (20% of CB&L)
• Specialized lending portfolios continue to grow from
a small base (Oil & Gas, Power & Utilities, Mortgage
Warehouse, Insurance & Healthcare)
CB&L Loans by Industry
CB&L Loans by State
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa

4Q 2008
1Q 2009
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012

Refocused Commercial Real Estate Lending

($ in billions)
Construction
CRE
• Refocused CRE efforts to emphasize in-footprint &
lower risk asset classes
• CRE lending balances bottomed out in 2010 and have
grown by $700 million since, however they remain
$1.0 billion below peak levels in 4Q 2008 and provide
continued opportunity for CRE growth in the Upper
Midwest
• Added CRE teams in Michigan, Indiana, and Ohio to
provide better regional diversification to the portfolio
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa
$3.6
Commercial Real Estate Lending Loans
CRE Loans by Industry
CRE Loans by State
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
Multi -Family
25%
Office / Mixed
Use
22%
Retail
18%
Construction
18%
Industrial
7%
Other
6%
Hotel / Motel
4%
Wisconsin
43%
Illinois
21%
Minnesota
15%
In-Footprint
1
14%
Other
7%

Strong Mortgage Banking Business

($ in billions)
($ in millions)
• Opened new channels
and expanded into
additional markets
• Retaining primarily
hybrid ARMs on
balance sheet as well
as ~$1.3 billion of 15-
year fixed product
• Selling substantially all
30-year production
• Associated remains
the #1 mortgage lender
in Wisconsin (by units
& dollar volume)
• 98% of residential
mortgage loans are in-
footprint
• $2.2 billion home
equity portfolio is 98%
in-footprint
– Over half of home
equity loans are in
first lien position
15-year fixed
Hybrid ARMs (3/5/7)
Residential Mortgage Loan Portfolio
Net Mortgage Banking Revenues
$1.3
$2.1
$2.5
$2.7
$2.8
$3.0
$3.1 $3.1
$3.2
$3.4
$0.0
$1.0
$2.0
$3.0
1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012
$2
-$3
$5
$10
$18
$17
$16
$14
-$5
$0
$5
$10
$15
$20
1Q 2011 2Q 2011 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012

Refinement of Branch Strategy

($ in billions)
• Deposits & customer funding have grown by $2.6 billion,
or 17% since 2007
• At the same time, the total branch count has been
reduced by 24%
• Consolidated an additional 12 branches in January 2013
• Approximately 60 remodels and renovos planned in 2013
• Planned reformatting of 4 full-service branches to lower
cost delivery channels
• Focused on continually evaluating efficiencies of the
branch network and reviewing branch delivery channels
Non-maturity deposits Time Deposits
Increasing Deposit Base while Optimizing Traditional Retail Network
Total Deposits & Customer Funding
Number of Branches Lower Cost Branch Concepts
Deposit Automation ATM
Video Teller
Financial Outlet Transaction Express
$5.2
$2.0
$15.0
$14.0
$16.6
$17.2
$16.1
$16.3
$17.5
$17.6
2Q
2007
2Q
2008
2Q
2009
2Q
2010
2Q
2011
2Q
2012
3Q
2012
4Q
2012
315
293
291
279
270
250 250
238
2Q
2007
2Q
2008
2Q
2009
2Q
2010
2Q
2011
2Q
2012
3Q
2012
Current

Managing the Cost of Funds & Margin

FY2012:
3.30%
($ balances in billions)
Yield on Interest-earning Assets Average Deposits
Cost of Interest-bearing Liabilities Net Interest Margin
3.81%
3.85%
3.80%
3.73%
3.70%
4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012
0.78%
0.70%
0.65%
0.62%
0.51%
4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012
$14.9
$15.0
$15.1
$15.6
$16.7
4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012
3.21%
3.31%
3.30%
3.26%
3.32%
4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012

•
Continue to examine options for acquisitions while maintaining discipline in pricing of any transaction
•
Branch consolidation transactions with cost take-out opportunities provide greater value in current environment
•
Focused on transactions with lower tangible book value dilution and shorter-term earn back period
Capital Management Priorities
•
Focus remains on funding organic loan growth across the footprint
•
Supporting business growth initiatives and ongoing capital investments
11
1) Funding Organic Growth
2) Paying a Competitive Dividend
4) Buybacks and Redemptions
•
Announced $125 million share repurchase program to strategically return capital to shareholders
– Repurchased 2.4 million shares during 4Q12
– Repurchased 1.8 million shares during January 2013
3) Non-organic Growth Opportunities
•
Increased quarterly dividend to $0.08/share in fourth quarter
– 60% higher dividend than previous $0.05/share

2013 Full Year Outlook

Loan Growth
• High single digit FY loan growth,
with seasonally low 1Q 2013
Deposit Growth
Fee Income
Expenses
NIM
Growing the Franchise & Creating Long-Term Shareholder Value
Footprint
Credit
Capital
• Continued disciplined deposit
pricing
• Sustained focus on treasury
management solutions to drive
growth in commercial deposits
• Modest compression over the
course of the year
• $500 million of relatively high
cost FHLB advances maturing
during 1H 2013
• Modest improvement in core fee-
based revenues with lower net
mortgage banking revenues
• Flat year-over-year
• Reduced regulatory costs offset by
continued franchise investments
• Continuing to invest in our
branches while optimizing our
network
• Consolidating in downtown
Green Bay and Chicago loop
• Continuing improvement in credit
trends
• Provision expense to increase
based on new loan growth in 2013
• Disciplined focus on
deploying capital to drive
long-term shareholder value

Why Associated

Net Income
Available to
Common
($ in millions)
Return on Tier 1
Common Equity
Reasons to Invest Net Income Available to Common & ROT1CE
Management Team Focused on Creating
Long-Term Shareholder Value
•
Leading Midwest Bank Operating in
Attractive Markets
•
Core Organic Growth Opportunity
•
Disciplined Deposit Pricing & Stable Margin
•
Improving Credit Quality
•
Strong Capital Profile Above Basel III
Expectations & Opportunities for Capital
Deployment
•
Improving Earnings Profile
$15
$26
$34
$40
$41
$42
$45
$45
3.8%
6.1%
7.8%
9.0%
9.2%
9.3%
9.7%
9.6%
0.00%
2.50%
5.00%
7.50%
10.00%
12.50%
$0
$10
$20
$30
$40
$50
1Q
2011
2Q
2011
3Q
2011
4Q
2011
1Q
2012
2Q
2012
3Q
2012
4Q
2012

Associated Banc-Corp will be the most admired Midwestern financial services company, distinguished by sound, value-added financial solutions with personal service for our customers, built upon a strong commitment to our colleagues and the communities we serve, resulting in exceptional value for our shareholders.

Appendix 15

Continued Improvement in Credit Quality Indicators

($ in millions)
4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012
Potential problem loans $     566 $     480 $     410 $     404 $     361
Nonaccruals $     357 $     327 $     318 $     278 $     253
Provision for loan losses $         1 $         0 $         0 $         0 $         3
Net charge offs $       23 $       22 $       24 $       18 $       21
ALLL/Total loans 2.70% 2.50% 2.26% 2.11% 1.93%
ALLL/Nonaccruals 105.99% 108.93% 104.65% 113.29% 117.61%
NPA/Assets 1.82% 1.65% 1.62% 1.38% 1.22%
Nonaccruals/Loans 2.54% 2.29% 2.16% 1.86% 1.64%
NCOs / Avg Loans 0.64% 0.61% 0.65% 0.47% 0.55%

High Quality Investment Securities Portfolio
Market Value Composition – December 31, 2012 Investment Portfolio – December 31, 2012
Portfolio Composition Ratings – December 31, 2012 Risk – Weighted Profile – December 31, 2012
Credit Rating Mkt Value (000’s) % of Total
Govt & Agency
$       4,027,326 81%
AAA
16,387 ---
AA
770,577 16%
A
124,739 3%
BAA1, BAA2 & BAA3
13,309 ---
BA1 & Lower and
Non-rated
14,100 ---
TOTAL $4,966,437 100%
Type
Mkt Value
(000’s)
% of Total
0% RWA
$    243,968 5%
20% RWA
4,479,618 90%
50% RWA
25,588 ---
=>100% RWA
80,921 2%
Not subject to RW
136,342 3%
TOTAL
$4,966,437 100%
Type
Bk Value
(000’s)
Mkt Value
(000’s)
TEY
(%)
Duration
(Yrs)
Govt &
Agencies
$     1,003 $   1,004 0.30 1.63
MBS
2,311,426 2,382,823 3.09 2.48
CMOs
1,402,863 1,421,481 2.40 1.25
GNMA CMBS
226,420 228,166 1.76 4.92
Municipals
795,521 840,867 5.41 4.66
Corporates &
Other
90,622 92,096 1.61 1.36
TOTAL
$4,827,855 $4,966,437 3.18 2.59
17
CMOs
29%
MBS
48%
Municipals
17%
CMBS
4%
Corporates &
Other
2%

Consumer Loan Portfolios by Geography
Residential Mortgage Loans by State Home Equity Loans by State
Approximately half of home equity
portfolio is in first-lien position
(as of December 31, 2012)
($3.4 billion) ($2.2 billion)
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa
Wisconsin
51%
Illinois
32%
Minnesota
11%
In-Footprint
Other
2%
Wisconsin
71%
Illinois
16%
Minnesota
11%
Other
2%
4%
1